UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 17, 2006
                                                         ---------------

                           FLEXSTEEL INDUSTRIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

         Minnesota                     0-5151                    42-0442319
         ---------                     ------                    ----------
(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)

       3400 Jackson Street, Dubuque, Iowa                           52001
       ----------------------------------                           -----
    (Address of principal executive offices)                      (Zip Code)

         Registrant's telephone number, including area code 563-556-7730
                                                            ------------
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition.

     On August 17, 2006, Flexsteel Industries, Inc. Announces Fourth Quarter and Fiscal 2006 Operating Results. See the Press Release attached hereto as
     Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     Exhibit 99.1 - Press Release by Flexsteel Industries, Inc. on August 17, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   FLEXSTEEL INDUSTRIES, INC.
                                                   --------------------------
                                                           (Registrant)

Date:  August 18, 2006                      By: /s/ Timothy E. Hall
     -------------------                        --------------------------------
                                                Timothy E. Hall
                                                Vice President-Finance, CFO, and
                                                Secretary Principal Financial
                                                Officer